Rule 497(e)
                                                          SEC File No. 002-85378
                                                          Rule 482 ad



Y2K WORRY?      If you're looking for a money market fund for the rest of this millennium, and the next, why not choose one of the best . . .

                    THE FLEX-FUNDS
                         M O N E Y   M A R K E T   F U N D

                              The #1 general purpose money market fund for cumulative total return out of 83 funds since inception (March 1985) per Lipper, Inc.


                       CURRENT & EFFECTIVE YIELDS 11/1/99
                    7-day simple yield  7-day compound yield
                    ------------------  --------------------
                          5.14%                5.26%

                               Call (800)325-3539
   For a prospectus & Current Fact Sheet. In Central Ohio call (614)766-7000


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. According to Lipper, Inc., The Money Market Fund ranked among general purpose money market funds for average annual total return as of 9/30/99 for the time periods as follows: 1 year - 23 out of 322 funds; 5 years - 14 out of 213 funds; 10 years - 6 out of 130 funds. The Investment Adviser waived fees and/or reimbursed expenses in order to reduce the operating expenses of the Fund during each period shown above. Without such waivers, the Fund's rankings may have been lower. An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. To obtain a prospectus containing more complete information about the Fund, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

             INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, DUBLIN, OH